UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2017

LIBERTY TAX, INC.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	000-54660 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia  23454
(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2017, Liberty Tax, Inc. (the “Company”) announced the appointment of Edward L. Brunot, age 53, as the President and Chief Executive Officer of the Company, effective immediately.

Mr. Brunot has served as Chief Operating Officer of the Company since June 1, 2017. Previously, he served as the Executive Vice President and President of MDV at SpartanNash Company, a publicly-traded food distributor and grocery retailer. Prior to the merger between Spartan Stores and Nash Finch in 2013, he served with Nash Finch as Executive Vice President and President and Chief Operating Officer of MDV from 2012 to 2013 and as Senior Vice President and President and Chief Operating Officer of MDV from February 2009 to March 2012. Mr. Brunot joined Nash Finch in July 2006 as Senior Vice President, Military. Mr. Brunot previously served as Senior Vice President and Vice President of Operations of two privately held temperature controlled warehousing and transportation companies, AmeriCold Logistics, LLC from December 2002 to May 2006, and CS Integrated from 1999 to 2002.

There are no family relationships between Mr. Brunot and any director or executive officer of the Company and no related party transactions required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr. Brunot’s promotion, his annual base salary has increased to $600,000, effective immediately under his employment agreement, as previously filed.  He is entitled to an annual bonus with a target maximum of 100% of the increased base salary. All other terms of Mr. Brunot’s compensation, as previously disclosed in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on May 25, 2017, will remain unchanged.

Item 7.01.    Regulation FD Disclosure

On September 8, 2017, the Company announced the appointment of Mr. Edward L. Brunot as President and Chief Executive Officer of the Company through a press release, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1*	Press Release dated September 8, 2017

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: September 8, 2017	By:	/s/ Vanessa Szajnoga
Vanessa Szajnoga
Vice President and General Counsel

EXHIBIT INDEX

99.1*	Press Release dated September 8, 2017

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.